EXHIBIT 23(a)





                          CONSENT OF ERNST & YOUNG LLP








We consent to the reference to our firm under the caption "Experts" in the Pre-effective Amendment to the Registration Statement (Form S-4 No. 333-24003) and the related Proxy Statement-Prospectus of First Virginia Banks, Inc. for the registration of 3,624,295 shares of its common stock and to the incorporation by reference therein of our report dated January 21, 1997, with respect to the consolidated financial statements of First Virginia Banks, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                   /s/ ERNST & YOUNG LLP

                                   ERNST & YOUNG LLP


  Washington, D.C.

  April 10, 1997

                                                                   EXHIBIT 23(b)






                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statement on Form S-4 of our report dated January 15, 1997, with respect to the consolidated financial statements of Premier Bankshares Corporation incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



                                                Persinger & Company, L.L.C.



  Beckley, West Virginia

  April 10, 1997

                                                                   EXHIBIT 23(e)

                                                                   April 2, 1997

Christopher M. Cole, Esq.
First Virginia Banks, Inc.
6400 Arlington Boulevard
Falls Church, Virginia 22042-2336



                         CONSENT OF INVESTMENT BANKERS
                         -----------------------------

Gentlemen:



           We consent to the use, quotation and summarization in the Registration Statement on Form S-4 of our fairness opinion dated April 2, 1997, rendered to the Board of Directors of Premier Bankshares Corporation in connection with the merger of Premier Bankshares Corporation with and into First Virginia Banks, Inc. and to the use of our name, and the statements with respect to us, appearing in the Registration Statement.



                                              Sincerely,


                                              Scott & Stringfellow, Inc.

                                              /s/Gary S. Penrose

                                              Gary S. Penrose
                                              Managing Director
                                              Financial Institutions Group